Exhibit 10.26

AGREEMENT RESPECTING INTELLECTUAL PROPERTY

This Assignment made effective and executed as of the 12th day of February, 2003 (the “Effective Dace”).

BETWEEN:

DR. J. THOMAS BUCKLEY, a scientist, of 210 Denison Road, Victoria, British Columbia, V8S 4K3;

(the “Assignor”)

AND:

PROTOX PHARMACEUTICALS INC., a company duly incorporated pursuant to the laws of the Province of British Columbia and having an office at Petch Building, Room 235, Victoria, British Columbia, V8W 3P6;

(the “Company”)

WHEREAS:

A.

the Assignor and the University of Victoria Innovation and Development Corporation (“UVIC”) have entered into an assignment agreement dated September 17, 2001 (the “Prostate Cancer Assignment Agreement”) pursuant to which the Assignor granted to UVIC all his right, title and interest to, among other things, the invention titled “Channel Forming Toxins for the Treatment of Prostate Cancer” (the “Prostate Cancer Technology”) in consideration for the entitlement to a portion of future revenues from the commercialization of the Prostate Cancer Technology, all as more particularly set out in the attached Schedule “A”;

B.

the Assignor and UVIC have entered into an assignment agreement dated September 17, 2001 (the “Antiviral Assignment Agreement”) pursuant to which the Assignor granted to UVIC all his right, title and interest to, among other things, the invention titled “Channel Forming Toxins as Antiviral Agents” (the “Antiviral Technology”) in consideration for the entitlement to a portion of future revenues from the commercialization of the Antiviral Technology, all as more particularly set out in the attached Schedule “B”;

C.

the assignor and UVIC have entered into an assignment agreement dated January 18, 2002 (the “Lung Cancer Assignment Agreement”) pursuant to which the Assignor granted to UVIC all his right title and interest to, among other things, any inventions arising from certain research pertaining to the use of Aerolysin as a therapeutic for lung cancer (the “Lung Cancer Technology”) undertaken in partnership with the National Research Council Canada, Institute for Biological Sciences in consideration for the entitlement to a portion of future revenues from the commercialization of the Lung Cancer Technology, all as more particularly set out in the attached Schedule “C”;

D.

Pursuant to an Option Agreement (the “Prostate Cancer Option Agreement”) made as of and from the 1st day of January, 2003 among the Company, UVIC and The Johns Hopkins University (“JHC”), UVIC and JHC granted the Company an option (the “Prostate Cancer Option”) to obtain an exclusive license (the “Prostate Cancer License”) for certain applications, processes and services under certain patent rights, which patent rights include the Prostate Cancer Technology;

E.

the Company intends to enter into negotiations with UVIC whereby UVIC would grant the Company an assignment, license or similar arrangement for the rights to any or all of the Lung Cancer Technology and the Antiviral Technology (any such assignment, license or similar arrangement, or any option to

2.

acquire any of them, relating to the Lung Cancer Technology being referred to as the “Lung Cancer Technology Rights” and any such assignment, license or similar arrangement, or any option to acquire any such assignment, license or similar arrangement relating to the Antiviral Technology being referred to as the “Antiviral Technology Rights”);

F.	the Assignor is a founder of the Company and has entered into a Consulting Agreement with the Company dated January 1, 2003 (the “Consulting Agreement”);

G.

the Assignor has agreed to assign to the Company all of his right, title, and interest in the Prostate Cancer Assignment Agreement for so long as the Company holds the Prostate Cancer Option and, if the Prostate Cancer Option is exercised, for so long thereafter as the Company holds the Prostate Cancer License;

H.

the Assignor has agreed to assign to the Company all of his right, title and interest in the Lung Cancer Assignment Agreement effective upon the acquisition by the Company of the Lung Cancer Technology Rights and for so long thereafter as the Company continues to hold the Lung Cancer Technology Rights;

I.

the Assignor has agreed to assign to the Company all of his right, title and interest in the Antiviral Assignment Agreement effective upon the acquisition by the Company of the Antiviral Technology Rights and for so long thereafter as the Company continues to hold the Antiviral Technology Rights;

J.

the Assignor has agreed to assign to the Company, all of his right, title and interest in all intellectual property owned by the Assignor relating to cancer and antiviral therapeutics on the terms and conditions hereof; and

K.	the Company has agreed to re-assign to the Assignor all of its right, title and interest in certain intellectual property on certain terms and conditions, as more particularly set out herein;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the covenants and agreements herein contained, the parties hereto do covenant and agree (the “Agreement”) each with the other as follows:

1.	Representations And Warranties

1.1

Each party represents and warrants to the others that he, she or it, as the case may be, has good and sufficient right and authority to enter into this Agreement and carry out his, her or its, as the case may be, obligations under this Agreement on the terms and conditions set forth herein, and this Agreement is a binding agreement upon him, her or it, as the ease may be, enforceable against him, her or it, as the case may be, in accordance with its terms and conditions.

2.	Definition of Intellectual Property

2.1

In this Agreement, the term “Intellectual Property” is used in its broadest sense and includes any statutory, common law, equitable, contractual or proprietary interest, recognized currently or in future, in knowledge received or transmitted through investigation, observation, experience, study, instruction, creation or publication, regardless of the form or medium in which the knowledge is embodied. In addition, “Intellectual Property” includes:

(i)	technical information, including meeting and collaboration notes, contents of laboratory notebooks, data, formulae, drawings, diagrams, blueprints, know-how, concepts, processes, product plans, service plans, computer software, flowcharts, specifications, design documents, and models;

(ii)	business information including data, databases, business models, market research and forecasts, and customer lists;

3.

(iii)	interests currently recognized including rights of confidence in information, ideas, concepts and know how, patent rights in inventions, copyrights in artistic, literary, dramatic, musical, and neighbouring works, design rights in designs, and trademark rights in reputations, marks and domain names; and

(iv)	all trademarks, trade names, business names, patents, inventions, know-how, copyrights, software, source code, object code, service marks, brand names, industrial designs and all other industrial or intellectual property and all applications therefore and all goodwill connected therewith, including, without limitation, all licenses, registered user agreements and all like rights of any kind whatsoever.

3.	Assignment of Rights Under Prostate Cancer, Lung Cancer and Antiviral Assignment Agreements

3.1

The Assignor hereby assigns, transfers and conveys (the “Prostate Assignment”) all of his rights under the Prostate Cancer Assignment Agreement, including but not limited to any royalties to be paid to the Assignor pursuant to the Prostate Cancer Assignment Agreement, for so long as the Company continues to hold the Prostate Cancer Option and, if the Prostate Cancer Option is exercised, for so long thereafter as the Company continues to hold the Prostate Cancer License, and the Company hereby accepts the assignment of such rights. This Prostate Assignment shall terminate and all of the Assignor’s rights under the Prostate Cancer Assignment Agreement shall revert back to the Assignor upon the earlier of termination of the Prostate Cancer Option (other than by exercise thereof by the Company) and termination of the Prostate Cancer License.

3.2

The Assignor hereby assigns, transfers and conveys (the “Lung Cancer Assignment”) all of his rights under the Lung Cancer Assignment Agreement, including but not limited to any royalties to be paid to the Assignor pursuant to the Lung Cancer Assignment Agreement, effective upon the acquisition by the Company of the Lung Cancer Technology Rights and for so long thereafter us the Company continues to hold the Lung Cancer Technology Rights. This Lung Cancer Assignment shall terminate and all of the Assignor’s rights under the Lung Cancer Assignment Agreement shall revert back to the Assignor on the date on which the Company ceases to hold the Lung Cancer Technology Rights.

3.3

The Assignor hereby assigns, transfers and conveys (the “Antiviral Assignment”) all of his rights under the Antiviral Assignment Agreement, including but not limited to any royalties to be paid to the Assignor pursuant to the Antiviral Assignment Agreement, effective upon the acquisition by the Company of the Antiviral Technology Rights and for so long thereafter as the Company continues to hold the Antiviral Technology Rights. This Antiviral Assignment shall terminate and all of the Assignor’s rights under the Antiviral Assignment Agreement shall revert back to the Assignor on the date on which the Company ceases to hold the Antiviral Technology Rights.

4.	Assignment of Intellectual Property Assigned to UVIC

4.1

In the event that any of the Prostate Assignment Agreement, the Lung Cancer Assignment Agreement or the Antiviral Assignment Agreement is terminated or becomes ineffective for reason (the “Terminated Assignment”), the Assignor hereby assigns, transfers and conveys to the Company all of his rights to any and all Intellectual Property which the Assignor holds or receives, related to or arising out of the Terminated Assignment.

5.	Assignment of Existing Intellectual Property Relating to Aerolysin for Cancer and Antiviral Therapeutics

5.1

Subject to the terms of this Agreement, the Assignor hereby assigns, transfers and conveys to the Company all Intellectual Property relating to aerolysin for cancer or antiviral therapeutics now existing

4.

and owned by the Assignor and not previously assigned to UVIC under any of the Prostate Assignment Agreement, the Lung Cancer Assignment Agreement or the Antiviral Assignment Agreement (the “Cancer and Antiviral Remaining IP”).

5.2

Notwithstanding section 5.1, and for greater certainty, the Cancer and Antiviral Remaining IP excludes all Intellectual Property now existing and owned by the Assignor relating to aerolysin for applications, whether diagnostic, therapeutic or otherwise, other than cancer or antiviral therapeutics, and, to the extent that any of the Cancer and Antiviral Remaining IP now existing and owned by the Assignor may be used for both:

(a)	cancer or antiviral therapeutics; and

(b)	applications, whether diagnostic, therapeutic of otherwise, other than cancer or antiviral therapeutics;

then the Assignor hereby grants to the Company a world-wide, exclusive, non-royalty bearing license to use such Intellectual Property (the “Licensed IP”) for the purpose (the “Exclusive Purpose”) of developing, making, having made, selling, distributing, assigning (subject to section 8.4 hereof), and offering for sale aerolysin for cancer and antiviral therapeutics. The exclusivity granted by the foregoing license relates to the Exclusive Purpose, such that the Assignor may not use, or assign or license to a third party, any of the Licensed IP for the Exclusive Purpose, however the Assignor may use the Licensed IP or, subject to section 6.2, license the Licensed IP to a third party, but only for purposes other than the Exclusive Purpose.

6.	Assignment of Intellectual Property Relating to Remaining Aerolysin and RFR

6.1

Upon the commencement of full-time employment of the Assignor by the Company on terms and conditions mutually acceptable to the Assignor and the Company (the “Full-Time Employment”), then subject to section 6.3, the Assignor hereby agrees, for no further compensation, to assign, transfer and convey to the Company all Intellectual Property owned by the Assignor at such time of commencement related to aerolysin and not previously assigned to the Company (the “Remaining Aerolysin IP”), other than any such Intellectual Property in which the Assignor shall have, prior to such time of commencement, sold, assigned, transferred, conveyed, granted or otherwise disposed of any interest pursuant to section 6.2.

6.2

So long as the Assignor’s obligation under section 6.1 hereof remains in effect, then in the event that the Assignor wishes to sell, assign, transfer, convey, grant or otherwise dispose of any interest in any Remaining Aerolysin IP (the “Offered IP”) prior to the commencement of the Full-Time Employment, the Assignor shall notify the Company of his desire to do so (which notice is hereinafter called the “RFR Notice”), and the Company shall have the first right to acquire the Offered IP on the following terms and conditions:

(a)

The RFR Notice shall state a reasonably clear and complete description of the Offered IP, the interest offered therein, and the terms on which such interest is offered, including all monetary and all other material terms;

(b)

The Company shall notify the Assignor within one month after receipt of the RFR Notice whether it is interested in entering into negotiations regarding the terms on which the Company would agree to acquire the Offered IP. If the Company elects to negotiate with the Assignor and so notifies the Assignor within such period, the negotiation period shall be 120 days from such notice (the “Negotiation Period”);

5.

(c)

If the Company and the Assignor fail to agree on terms in good faith negotiations within the Negotiation Period, the Assignor may offer the Offered IP to a third party provided that the financial terms thereof, as a whole are no more favorable to such third party than those last offered to the Company. In the event that a third parry has not acquired the Offered IP or any interest therein on such terms within 150 days of the end of the Negotiation Period, then the Assignor may not thereafter continue to offer the Offered IP to a third party except upon re-compliance with the leans of this section 6.2.

6.3

Notwithstanding section 6.1, in the event that any Remaining Aerolysin IP a required by the Assignor or by Protox Biotech, currently a proprietorship owned by the Assignor, for use in diagnostic applications, then immediately following the assignment, transfer and conveyance by the Assignor referred to in section 6.1, the Company shall grant to the Assignor, Protox Biotech or otherwise as the Assignor may designate, a world-wide, exclusive, non-royalty bearing license to use such Remaining Aerolysin IP for the purpose of diagnostic applications.

6.4	The Assignor’s obligations under sections 6.1 and 6.2 hereof shall remain in effect until the earlier of:

(a)	the date that the Company ceases to hold any interest in any aerolysin technology originally acquired from the Assignor, whether directly or through UVIC;

(b)	the date, if any, that the Company terminates the Consulting Agreement, other than for cause pursuant to section 7.2 thereof; and

(c)	the date, if any, that the Consultant, as that term is defined in the Consulting Agreement, terminates the Consulting Agreement for cause pursuant to section 7.3 thereof.

7.	Re-Assignment of Intellectual Property Rights

7.1	If, at any time after the date hereof:

(a)	the Company shall cease to carry on business;

(b)	any resolution is passed or order made or other steps taken for the winding up, liquidation or other termination of the existence of the Company; or

(c)	the Company is liquidated or terminated,

then, immediately prior to the occurrence of any such event, the Company shall he deemed to have assigned, transferred and conveyed to the Assignor for valuable consideration, and does hereby effective as of such time, assign, transfer and convey to the Assignor, all Intellectual Properly and other rights, titles and interests previously assigned, transferred or conveyed to the Company by the Assignor hereunder, together with all other Intellectual Property of the Company related thereto, and any license previously granted by the Assignor to the Company hereunder shall thereupon be deemed to be terminated.

7.2

If, at any time and from time to time after the date hereof, the Board of Directors of the Company determines by resolution, or the chief executive officer of the Company, with the consent of the Board of Directors of the Company, determines not to develop or further develop any portion of the Intellectual Property relating to aerolysin and transferred to the Company under this Agreement or to delay the reasonable further development of any portion of such Intellectual Property (“reasonable” being determined in relation to the stage of development of such Intellectual Property), then upon the written request of the Assignor, the Company shall assign to the Assignor all of its right, title and interest in and to such portion of the Intellectual Property, and all improvements thereto, for total

6.

consideration of $1.00. In the event that the Company’s interest is in the nature of a license or other right less than ownership, such assignment shall be subject to the Assignor’s agreement to assume all obligations of the Company in respect of the interest assigned.

7.3

In the event that any Intellectual Property is reassigned by the Company to the Assignor pursuant to sections 7.1 or 7.2, the Assignor covenants to pay to the Company a one percent royalty, up to a cumulative maximum of $3 million, on all gross revenue actually received by the Assignor pursuant to the exploitation of the Intellectual Property reassigned to the Assignor by the Company.

8.	General

8.1	Time and each of the terms and conditions of this Agreement shall be of the essence of this Agreement.

8.2	This Agreement constitutes the entire agreement between the parties hereto in respect of the matters referred to herein.

8.3	No amendment or interpretation of this Agreement shall be binding upon the parties hereto unless such amendment or interpretation is in written form executed by all of the parties to this Agreement.

8.4	Nothing in this Agreement shall prevent the Company from assigning any of its Intellectual Property or its rights hereunder to a third party, provided however, that:

(a)

any such assignee, including an assignee whose assignment is made pursuant to section 8.4(b) or (c) hereof, shall agree to be bound by Section 7.1 of this Agreement and by this section 8.4 in respect of further assignments;

(b)

no assignment may be made of any of the Company’s rights under sections 6.1 or 6.2 without the prior written consent of the Assignor unless such assignment is part of a sale of all or substantially all of the Company’s assets which includes the Consulting Agreement and all Intellectual Property relating to aerolysin previously acquired by or licensed to the Company, and the assignee assumes all obligations of the Company under the Consulting Agreement in addition to all of the Company’s obligations under this Agreement; and

(c)

no assignment may be made of any of the Company’s rights under sections 3.2 or 3.3 of this Agreement except pursuant to section 8.4(b) hereof or unless at the time of the assignment, the Company has acquired and continued to hold the Lung Cancer Technology Rights or the Antiviral Technology Rights, respectively, and such assignments are made subject to the terms and conditions of sections 3.2 or 3.3 hereof, as the case may be.

8.5	Subject to the foregoing, this Agreement shall enure to the benefit of, and be binding upon, the parties hereto and their respective heirs, successors and assigns.

8.6

Notwithstanding the terms of any other agreement between the Assignor and the Company, any anti-competition or confidentiality obligations, or both, which the Assignor may have to the Company shall not apply with respect to any Intellectual Property assigned or required to be assigned to the Assignor pursuant to section 7.2 or 7.1 or with respect to the business of developing or otherwise dealing with such Intellectual Property.

8.7	Any notice or other communication of any kind whatsoever to be given under this Agreement shall be in writing and shall he delivered by hand, e-mail or by fax to the parties at:

7.

PROTOX PHARMACEUTICALS INC.	DR. J. THOMAS BUCKLEY

6221 - 49th Avenue	Petch Building, Room 235 Victoria,
Delta, BC V4K 4S5	British Columbia, Canada, V8W 3P6
Canada

Attention: Tazdin Esmail	Fax: (250) 598-6877
Fax: (604) 689-7641	Email: tbuckley@uvic.ca
Email: tesmail@forbesmedi.com

or to such other addresses as may be given in writing by the parties hereto in the manner provided for in this paragraph.

8.8	This Agreement shall be governed by the laws of British Columbia and the federal laws of Canada applicable herein, and the parties hereby attorn to the jurisdiction of the Courts of British Columbia.

8.9	This Agreement may be signed by fax and in counterpart.

SIGNED, SEALED, AND DELIVERED BY
PROTOX PHARMACEUTICALS INC. per:

/s/ Dr. J. Thomas Buckley	/s/ Tazdin Esmail

DR. J. THOMAS BUCKLEY	Authorized Signatory

	Name of Signatory:	Tazdin Esmail

	Title of Signatory:	President & CEO

SCHEDULE “A”

Prostate Cancer Assignment Agreement

UNIVERSITY OF VICTORIA

INNOVATION AND DEVELOPMENT

CORPORATION

INTELLECTUAL PROPERTY

ASSIGNMENT AGREEMENT

Restricted and Confidential Information

BETWEEN:

Dr. Thomas Buckley

(“Inventor(s)”)

AND:	University of Victoria Innovation and Development Corporation, a corporation owned solely by the University of Victoria.

(“IDC”)

A.

The purpose of this Agreement is for the Inventor(s) to transfer all right, title and interest in the intellectual property (“IP”) to IDC, in accordance with the requirements and obligations as described in the University of Victoria’s Intellectual Property Policy, to enable IDC to facilitate the commercialization of this IP and to represent the interests of the Inventor(s) through the commercialization process.

B.

It is intended that this Agreement and its attached Schedule(s) specify the terms and conditions of this assignment of the Inventor’s(s’) IP to IDC and the respective obligations and responsibilities of the parties.

In consideration of the premises and covenants contained herein, the parties agree to the following terms and conditions:

1.	Inventor(s)

The Inventor(s) agree(s) and acknowledge(s) that he/she/they is/are the creator(s), designer(s) and developer(s) of the IP titled:

“Channel Forming Toxins for the Treatment of Prostate Cancer”

1

Invention Title:

Assignment

(a)	The Inventor(s) agree(s) to transfer all right, title and interest in the IP as specified in 1 and to execute the attached Assignment Agreement attached as Schedule(s) A, etc.
(b)

The Inventor(s) agree(s) to supply IDC with all reasonably required information relating to the assigned IP and to execute any and all further agreements or documents that may reasonably be required to effect the assignment of the IP, including any documents essential to satisfy the requirements of Schedule(s) A.

(c)

The Inventor(s) hereby represent that to the best of their knowledge, no other person or entity has any rights in relation to the IP and they are not aware of any reason which would preclude them from executing the Assignment Agreement.

(d)

The Inventor(s) acknowledge(s) and agree(s) to immediately notify IDC should he/she/they become aware of any potential conflict or any potential or actual infringement that could affect the full execution of the Assignment Agreement or the future commercialization of the IP.

2.	Representation

Upon execution of the Assignment Agreement, IDC agrees to undertake its obligation to represent the Inventor(s) and to facilitate the commercialization of the Inventor’s(s’) IP on behalf of the University of Victoria in accordance with the terms and conditions of the University of Victoria’s Intellectual Property Policy.

3.	Revenue Sharing

IDC acknowledges and agrees that the Inventor(s) shall be entitled to future revenues from the commercialization of the IP in accordance with the Policy and where appropriate or applicable with any revenue sharing arrangement agreed to in a Joint Ownership Agreement between the Inventors.

The general rules for revenue sharing between IDC and the Inventor(s) will be as follows:

a.	If the IP strategy for the assigned technology requires extensive patent prosecution, then IDC and the Inventor(s) will, after first repaying all (non-in-house) patent prosecution costs related to:
a.	IP lawyer or attorney legal services
b.	Individual country filing fees
c.

Any other costs associated with filing patents with respect to specific individual countries, PCT applications, Divisional Applications, Continuations-In-Part, etc; subsequently, split any further revenues realized as a result of commercialization of the IP, 50% Inventor(s) – 50% IDC.

b.

If the IP strategy for the assigned technology does NOT require patent prosecution, then IDC and the Inventor(s), will share any commercialization revenues as follows: 50%-90% Inventor(s) – 10%-50% IDC, depending on:

a.	The amount of IDC resources required to successfully commercialize the IP, and

2

Invention Title:

b.	Whether the Inventor(s) will be re-investing their share of the revenues back into University of Victoria research projects or retaining these monies for non-University-related (ie. Personal) use.

IDC also acknowledges that, under exceptional circumstances, and subject to negotiation between the Inventor(s) and IDC, other revenue sharing strategies may also be possible.

The exact revenue sharing proportions between the Inventor(s) and IDC, will be detailed in a subsequent agreement between the Inventor(s) and IDC, subject to the guidelines as stated above.

IN WITNESS WHEREOF the parties have executed this Agreement and the Assignment Agreement attached as Schedule(s) A, this          day of                 , 2001, as indicated by their signatures below:

Inventor(s):

/s/ Thomas Buckley	Thomas Buckley

Signature	Name

IDC: (Innovation Development Corporation was hereunto affixed in the presence of)

/s/ Tim Walzak	Tim Walzak, President

Signature	Name

3

Invention Title:

UNIVERSITY OF VICTORIA INNOVATION AND DEVELOPMENT CORPORATION SCHEDULE A ASSIGNMENT AGREEMENT Restricted and Confidential Information

The undersigned, also known as the Assignor(s), whose full post office address is

Dr. Thomas Buckley	210 Denison Rd., Victoria, BC, V85 4K3

Name	Address

in consideration of the future revenues to be derived from the commercialization of the Invention and other good and valuable consideration, the receipt of which is hereby acknowledged, does/do hereby sell(s), assign(s) and transfer(s) to IDC, its successors and assigns forever in Canada and worldwide, all of his/her/their entire and exclusive rights, title and interest in, to and under the Invention titled:

“Channel Forming Toxins for the Treatment of Prostate Cancer”

and, as well as any patent(s), pending patent application(s), or any other rights, in and to the intellectual property, including the right to file priority applications and any improvements thereto in order to obtain or secure patent or divisions which may be granted and issued therefore, or any other intellectual property rights required for IDC to enter into any agreement with any external sponsor(s) or partner(s) for commercialization of the intellectual property. Said Assignment is to be held and enjoyed by IDC, its successors and assigns, for the duration of the entire unexpired term thereof, to the extent permitted by law, as fully and entirely as the same could have been held and enjoyed by the Assignor(s) if this Assignment and sale had not been made.

In Witness Whereof the parties have executed this Assignment of Invention Agreement as indicated by their signatures on the date(s) specified below:

Assignor(s):

/s/ Thomas Buckley	Thomas Buckley	Sept 17-01

Signature	Name	Date

IDC: (Innovation and Development Corporation was hereunto affixed in the presence of)

/s/ Tim Walzak	Tim Walzak, President	Sept 17, 2001

Signature	Name	Date

1

Invention Title:

SCHEDULE “B”

Antiviral Assignment Agreement

UNIVERSITY OF VICTORIA INNOVATION AND DEVELOPMENT CORPORATION INTELLECTUAL PROPERTY ASSIGNMENT AGREEMENT Restricted and Confidential Information

BETWEEN:

Dr. Thomas Buckley

(“Inventor(s)”)

AND:	University of Victoria Innovation and Development Corporation, a corporation owned solely by the University of Victoria.

(“IDC”)

A.

The purpose of this Agreement is for the Inventor(s) to transfer all right, title and interest in the intellectual property (“IP”) to IDC, in accordance with the requirements and obligations as described in the University of Victoria’s Intellectual Property Policy, to enable IDC to facilitate the commercialization of this IP and to represent the interests of the Inventor(s) through the commercialization process.

B.

It is intended that this Agreement and its attached Schedule(s) specify the terms and conditions of this assignment of the Inventor’s(s’) IP to ID C and the respective obligations and responsibilities of the parties.

In consideration of the premises and covenants contained herein, the parties agree to the following terms and conditions:

1.	Inventor(s)

The Inventor(s) agree(s) and acknowledge(s) that he/she/they is/are the creator(s), designer(s) and developer(s) of the IP titled:

“Channel Forming Toxins as Antiviral Agents”

1

Invention Title:

Assignment

(a)	The Inventor(s) agree(s) to transfer all right, title and interest in the IP as specified in 1 and to execute the attached Assignment Agreement attached as Schedule(s) A, etc.
(b)

The Inventor(s) agree(s) to supply IDC with all reasonably required information relating to the assigned IP and to execute any and all further agreements or documents that may reasonably be required to effect the assignment of the IP, including any documents essential to satisfy the requirements of Schedule(s) A.

(c)

The Inventor(s) hereby represent that to the best of their knowledge, no other person or entity has any rights in relation to the IP and they are not aware of any reason which would preclude them from executing the Assignment Agreement.

(d)

The Inventor(s) acknowledge(s) and agree(s) to immediately notify IDC should he/she/they become aware of any potential conflict or any potential or actual infringement that could affect the full execution of the Assignment Agreement or the future commercialization of the IP.

2.	Representation

Upon execution of the Assignment Agreement, IDC agrees to undertake its obligation to represent the Inventor(s) and to facilitate the commercialization of the Inventor’s(s’) IP on behalf of the University of Victoria in accordance with the terms and conditions of the University of Victoria’s Intellectual Property Policy.

3.	Revenue Sharing

IDC acknowledges and agrees that the Inventor(s) shall be entitled to future revenues from the commercialization of the IP in accordance with the Policy and where appropriate or applicable with any revenue sharing arrangement agreed to in a Joint Ownership agreement between the Inventors.

The general rules for revenue sharing between IDC and the Inventor(s) will be as follows:

a.	If the IP strategy for the assigned technology requires extensive patent prosecution, then IDC and the Inventor(s) will, after first repaying all (non-in-house) patent prosecution costs related to:
a.	IP lawyer or attorney legal services
b.	Individual country filing fees
c.

Any other costs associated with filing patents with respect to specific individual countries, PCT applications, Divisional Applications, Continuations-In-Part, etc; subsequently, split any further revenues realized as a result of commercialization of the IP, 50% Inventor(s) – 50% IDC.

b.

If the IP strategy for the assigned technology does NOT require patent prosecution, then IDC and the Inventor(s), will share any commercialization revenues as follows: 50%-90% Inventor(s) – 10%-50% IDC, depending on:

a.	The amount of IDC resources required to successfully commercialize the IP, and

2

Invention Title:

b.	Whether the Inventor(s) will be re-investing their share of the revenues back into University of Victoria research projects or retaining these monies for non-University - related (ie. Personal) use.

IDC also acknowledges that, under exceptional circumstances, and subject to negotiation between the Inventor(s) and IDC, other revenue sharing strategies may also be possible.

The exact revenue sharing proportions between the Inventor(s) and IDC, will be detailed in a subsequent agreement between the Inventor(s) and IDC, subject to the guidelines as stated above.

IN WITNESS WHEREOF the parties have executed this Agreement and the Assignment Agreement attached as Schedule(s) A, this 17th day of Sept, 2001, as indicated by their signatures below:

Inventor(s):

/s/ Thomas Buckley	Thomas Buckley

Signature	Name

IDC: (Innovation Development Corporation was hereunto affixed in the presence of)

/s/ Tim Walzak	Tim Walzak, President

Signature	Name

3

Invention Title:

UNIVERSITY OF VICTORIA

INNOVATION AND

DEVELOPMENT CORPORATION

SCHEDULE A

ASSIGNMENT OF INVENTION

Restricted and Confidential Information

The undersigned, also known as the Assignor(s), whose full post office address is

Dr. Thomas Buckley	210 Denison Rd., Victoria, BC, V85 4K3

Name	Address

in consideration of the future revenues to be derived from the commercialization of the Invention and other good and valuable consideration, the receipt of which is hereby acknowledged, does/do hereby sell(s), assign(s) and transfer(s) to IDC, its successors and assigns forever in Canada and worldwide, all of his/her/their entire and exclusive rights, title and interest in, to and under the Invention titled:

“Channel Forming Toxins as Antiviral Agents”

and, as well as any patent(s), pending patent application(s), or any other rights, in and to the intellectual property, including the right to file priority applications and any improvements thereto in order to obtain or secure patent or divisions which may be granted and issued therefore, or any other intellectual property rights required for IDC to enter into any agreement with any external sponsor(s) or partner(s) for commercialization of the intellectual property. Said Assignment is to be held and enjoyed by IDC, its successors and assigns, for the duration of the entire unexpired term thereof, to the extent permitted by law, as fully and entirely as the same could have been held and enjoyed by the Assignor(s) if this Assignment and sale had not been made.

In Witness Whereof the parties have executed this Assignment of Invention Agreement as indicated by their signatures on the date(s) specified below:

Assignor(s):

/s/ Thomas Buckley	Thomas Buckley	Sept 17 ‘01

Signature	Name	Date

IDC: (Innovation and Development Corporation was hereunto affixed in the presence of)

/s/ Tim Walzak	Tim Walzak, President	Sept 17/2001

Signature	Name	Date

Invention Title:

1

Invention Title:

SCHEDULE “C”

Lung Cancer Assignment Agreement

UNIVERSITY OF VICTORIA

INNOVATION AND DEVELOPMENT

CORPORATION

INTELLECTUAL PROPERTY

AGREEMENT

Restricted and Confidential Information

BETWEEN:	Dr. J. Thomas Buckley, Department of Biochemistry and Microbiology, University of Victoria

(“Inventor”)

AND:	University of Victoria Innovation and Development Corporation, a corporation owned solely by the University of Victoria.

(“IDC”)

A.	The Inventor has agreed to partner with the National Research Council Canada, Institute for Biological Sciences (“NRC/IBS”) to undertake research into the use of Aerolysin as a therapeutic for lung cancer (“Research”) in accordance with the terms of the Research Agreement between IDC and NRC/IBS, which will result in the creation of intellectual property (“IP”).

B.	The purpose of this Agreement is for the Inventor to transfer all right, title and interest in the IP arising from the Research to IDC, in accordance with the requirements and obligations as described in the University of Victoria’s Intellectual Property Policy, to enable IDC to facilitate the commercialization of this IP and to represent the interests of the Inventor through the commercialization process.

C.	It is understood and acknowledged by the Inventor that it is the intention of IDC to license the IP rights to Protox Pharmaceuticals Inc. for the purposes of commercialisation.

D.	It is intended that this Agreement and its attached Schedules specify the terms and conditions of this assignment of the Inventor’s IP arising from the Research to IDC and the respective obligations and responsibilities of the parties.

In consideration of the premises and covenants contained herein, the parties agree to the following terms and conditions:

Invention Title: Aerolysin and Lung Cancer	1

1.	Intellectual Property

The Inventor agrees and acknowledges that IP will be created by virtue of the Research undertaken by the Inventors with NRC/IBS and that the Inventor has rights to the IP arising from the Research:

2.	Assignment

(a)	The Inventor hereby agrees to transfer all right, title and interest in the IP arising from the Research to IDC and to execute the attached Assignment Agreement attached as Schedules A.
(b)	The Inventor agrees to supply IDC with all reasonably required information relating to the assigned IP and to execute any and all further agreements or documents that may reasonably be required to effect the assignment of the IP, including any documents essential to satisfy the requirements of Schedules A.
(c)	The Inventors hereby represents that to the best of his knowledge, he possesses the right and authority to transfer his interest in the IP and he is not aware of any reason which would preclude him from executing the Assignment Agreement.
(d)	The Inventor acknowledges and agrees to immediately notify IDC should he become aware of any potential conflict or any potential or actual infringement that could affect the full execution of the Assignment Agreement or the future commercialization of the IP.

3.	Representation

Upon execution of the Assignment Agreement, IDC agrees to undertake its obligation to represent the Inventor and to facilitate the commercialization of the Inventor’s IP on behalf of the University of Victoria in accordance with the terms and conditions of the University of Victoria’s Intellectual Property Policy.

4.	Revenue Sharing

IDC acknowledges and agrees that the inventor shall be entitled to future revenues from the commercialization of the IP arising from the Research in accordance with the University of Victoria Intellectual Property Policy and, where appropriate or applicable, with any revenue sharing arrangement agreed to in a Joint Ownership Agreement between the Inventors.

IDC agrees to share any Net Revenues realized from the commercialization of the IP according to the following formulae:

a.	50% Inventor(s) - 50% IDC, if IDC is required to put significant investment into IP protection and/or other commercialization activities; or
b.

50%-90% Inventor(s) - 10%-50% IDC, if IP protection is not required and/or IDC does not have to put significant other direct investment into commercialization activities. For this formula, the exact revenue sharing proportion between the Inventor(s) and IDC will

Invention Title: Aerolysin and Lung Cancer	2

be detailed in a subsequent agreement, subject to the guidelines as stated above, whereby the actual percent sharing will be determined by:
i)	The amount of IDC resources required to successfully commercialize the IP; and
ii)	Whether the Inventor(s) will be re-investing their share of the revenues back into University of Victoria research projects or retaining these monies for non-University-related (ie. personal) use.

For the purposes of any revenue sharing between the Inventor(s) and IDC as relates to the IP, “Net Revenues” shall be defined as all revenues IDC realizes from commercialization of the IP, and that remain after first having re-paid IDC for all of the following direct costs1, as applicable:

a)	All non-in-house patent prosecution costs, related to:
ii.	IP lawyer or attorney legal fees; and
iii.	Any and all individual country/regional filing fees; and
iv.	Any other direct costs associated with filing patents with respect to specific countries/regions, PCT applications, Divisional Applications, Continuation-In-Parts, etc; and
b)	All non-in-house direct costs that IDC incurs to support proof of concept-related activities; and
c)	All non-in-house direct costs that IDC incurs to support product development or production of other materials that may be required for commercialization.

IDC also acknowledges that, under exceptional circumstances, and subject to negotiation between the Inventor(s) and IDC, other revenue sharing strategies may also be possible.

IN WITNESS WHEREOF the parties have executed this Agreement and the Assignment Agreement attached as Schedule(s) A, this 14th day of January, 2002, as indicated by their signatures below:

Inventor:

/s/ Dr. J. Thomas Buckley	Dr. J. Thomas Buckley

Signature	Name

IDC: (Innovation Development Corporation was hereunto affixed in the presence of)

/s/ Tim Walzak	Tim Walzak, President

Signature	Name

[1]

Direct costs refer only to monies that IDC pays to third parties for services associated with IP protection or commercialization of the IP, and that IDC does not or cannot undertake in-house (eg. patent lawyer fees, prototype development support, hiring of specialty consultants or research staff, etc), and that IDC can account for. Direct costs do not include compensation for any IDC employee’s time or other normal IDC in-house technology transfer or administrative services.

Invention Title: Aerolysin and Lung Cancer	3

UNIVERSITY OF VICTORIA

INNOVATION AND

DEVELOPMENT CORPORATION

SCHEDULE A

ASSIGNMENT OF INVENTION

Restricted and Confidential Information

The undersigned, also known as the Assignor(s), whose full post office address(es) is/are:

Dr. J. Thomas Buckley	Dept. of Biochemistry and Microbiology, University of Victoria

Name	Address

in consideration of the future revenues to be derived from the commercialization of any inventions arising from the research into the use of Aerolysin as a therapeutic for lung cancer (“Research”) undertaken in partnership with the National Research Council Canada, Institute for Biological Sciences, (“NRC/IBS”), and other good and valuable consideration, the receipt of which is hereby acknowledged, does hereby sell, assign and transfer to IDC, its successors and assigns forever in Canada and worldwide, all of his entire and exclusive rights, title and interest in, to and under any inventions arising from the Research and, as well as any patent(s), pending patent application(s), or any other rights, in and to the intellectual property, including the right to file priority applications and any improvements thereto in order to obtain or secure patent or divisions which may be granted and issued therefore, or any other intellectual property rights required for IDC to enter into any agreement with any external sponsor(s) or partner(s) for commercialization of the intellectual property. Said Assignment is to be held, and enjoyed by IDC, its successors and assigns, for the duration of the entire unexpired term thereof, to the extent permitted by law, as fully and entirely as the same could have been held and enjoyed by the Assignors if this Assignment and sale had not been made.

In Witness Whereof the parties have executed this Assignment of Invention Agreement as indicated by their signatures on the date(s) specified below:

Assignor:

/s/ J. Thomas Buckley	J. Thomas Buckley	Jan 18 ‘02

Signature	Name	Date

IDC: (Innovation and Development Corporation was hereunto affixed in the presence of)

/s/ Tim Walzak	Tim Walzak, President	Jan 18/02

Signature	Name	Date

Invention Title: Aerolysin and Lung Cancer

1

AMENDMENT AGREEMENT

THIS AGREEMENT MADE EFFECTIVE AND EXECUTED AS OF THE 5TH DAY OF MAY, 2004 (the “Effective Date”).

BETWEEN:

TOM BUCKLEY, a businessperson, with an address at the University of Victoria, Petch 236, PO Box 3055 Stn CSC, Victoria, BC V8W 3P6

(the “Contractor”)

AND:

PROTOX PHARAMCEUTICALS INC., a corporation continued under the laws of Canada, having a registered and records office at 1400 – 1055 West Hastings Street, Vancouver, B.C. V6E 2E9

(the “Company”)

WHEREAS:

A.                      The parties entered into an agreement respecting intellectual property (the “Original Agreement”) dated February 12, 2003, a copy of which appears as Schedule “A” to this Agreement;

B.                       The parties now wish to amend the Original Agreement on the terms and conditions contained herein;

C.                       The parties have entered into this Agreement to provide for the foregoing;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the covenants and agreements herein contained, the parties hereto do covenant and agree (the “Agreement”) each with the other as follows:

1.	Representations And Warranties

1.1                       Each party represents and warrants to the others that he, she or it, as the case may be, has good and sufficient right and authority to enter into this Agreement and carry out his, her or its, as the case may be, obligations under this Agreement on the terms and conditions set forth herein, and this Agreement is a binding agreement upon him, her or it, as the case may be, enforceable against him, her or it, as the case may be, in accordance with its terms and conditions.

2.	Amendment

2.1                      The Original Agreement is hereby amended, effective as of the Effective Date, to add a new paragraph 1.2 to provide as follows:

                             “1.2 Each of the parties acknowledges that as partial consideration for the Assignor’s covenants and agreements herein the Company will issue to the Assignor up to 2,999,950 Class A Common voting shares without par value in the capital of the Company.”

2.2                      Save and except as amended herein, this Original Agreement remains in full force and effect in accordance with its original terms and conditions.

3.	Non-Disclosure

3.1                  Except as may be required by a stock exchange or other trading facility or by any rule, regulation or law of any kind whatsoever which is applicable to a party, while this Agreement is in effect and for a period of two years thereafter, each party shall keep confidential all discussions and communications between them including, without limitation, all information communicated therein and all written and printed materials of any kind whatsoever exchanged between them and, if requested by a party to do so, the other party shall arrange for its directors, officers, employees, authorized agents and representatives that are or that may become aware of the relationship between the parties created by this Agreement to provide to the first party a letter confirming their agreement to be personally bound by these non-disclosure provisions.

4.	General

4.1                  Time and each of the terms and conditions of this Agreement shall be of the essence of this Agreement.

4.2                  This Agreement, including the schedules hereto, constitute the entire agreement between the parties hereto in respect of the matters referred to herein.

4.3                  No amendment or interpretation of this Agreement shall be binding upon the parties hereto unless such amendment or interpretation is in written form executed by all of the parties to this Agreement.

4.4                  Any notice or other communication of any kind whatsoever to be given under this Agreement shall be in writing and shall be delivered by hand, e-mail or by fax to the parties at the addresses above or to such other addresses as may be given in writing by the parties hereto in the manner provided for in this paragraph.

4.5                  This Agreement may not be assigned by any party hereto without the prior written consent of all of the parties hereto.

4.6                  This Agreement shall be governed by the laws of British Columbia and the federal laws of Canada applicable therein, and the parties hereby attorn to the jurisdiction of the Courts of British Columbia.

4.7                  This Agreement may be signed by fax and in counterpart.

IN WITNESS WHEREOF the parties have hereunto set their hands and seals effective as of the Effective Date first above written.

SIGNED, SEALED AND DELIVERED BY

PROTOX PHARMACEUTICALS INC. per:

“Jim Heppell”

Authorized Signatory

Name of Signatory:	Jim Heppell

Title of Signatory:	Director

“Tom Buckley”

TOM BUCKLEY